Exhibit 4.5

Execution Version

CREDITOR WARRANT AGREEMENT

Between

Hornbeck Offshore Services, Inc.,

AS ISSUER,

And

Computershare, Inc. and

Computershare Trust Company, N.A.,

collectively, AS WARRANT AGENT

September 4, 2020

TABLE OF CONTENTS

i

SECTION 24.	Representations	37

SECTION 25.	Entire Agreement	38

SECTION 26.	No Suspension	38

SECTION 27.	Withholding; Adjustments Relating to Withholding	38

Exhibit A	Warrant Allocation Schedule
Exhibit B-1	Form of Face of Global Creditor Warrant Certificate
Exhibit B-2	Form of Face of Individual Warrant Certificate
Exhibit B-3	Form of Election to Exercise Warrant for Holders of Direct Registration Warrants
Exhibit C	Form of Assignment
Exhibit D	Warrant Summary

ii

This CREDITOR WARRANT AGREEMENT (this “Agreement”) is dated as of September 4, 2020, between Hornbeck Offshore Services, Inc., a Delaware corporation, as issuer (the “Company”), and Computershare, Inc., a Delaware corporation, and its wholly owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (collectively, including any successors thereto, the “Warrant Agent”).

W I T N E S S E T H

WHEREAS, in connection with the financial restructuring of the Company and certain of its subsidiaries (collectively, the “Debtors”) pursuant to the Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization (the “Plan”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101 et. seq., the Company has agreed to issue to certain creditors of the Company as of immediately prior to the consummation of the restructuring contemplated by the Plan warrants which are exercisable or convertible to purchase (i) shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined herein, subject to adjustment as provided herein (the “Warrants”);

WHEREAS, the Company desires to engage the Warrant Agent to act on behalf of the Company in connection with the issuance, registration, transfer, exchange, replacement, exercise, conversion and cancellation of the Warrants;

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, transfer, exchange, replacement, exercise and conversion of the Warrants as provided herein; and

WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the Holders thereof.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1. Certain Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Securityholders Agreement (as defined below).

“Act of Bankruptcy” means, with respect to any Person, the occurrence of any of the following events, conditions or circumstances: (a) such Person files a voluntary petition in bankruptcy or files any petition or consent seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under the Bankruptcy Code or any present or future applicable federal, state or other statute or law relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeks or consents to, or acquiesces in, the appointment of any trustee, receiver, conservator or liquidator of such Person or of all or any substantial part of its properties (the term “acquiesce,” as used in this definition, includes the failure to file a petition or motion to vacate or discharge any order, judgment or decree within twenty (20) days, after entry of such order, judgment or decree); or (b) such Person makes a general assignment for the benefit of creditors or take any other similar action for the protection or benefit of creditors.

“Affected Holder” has the meaning specified in Section 16 hereof.

“Affiliate” means, with respect to any Person, any Person who, directly or indirectly, Controls, is Controlled by or is under common Control with that Person; provided, however, that for the avoidance of doubt no Holder shall be deemed an affiliate of any other Holder solely on account of ownership of Equity Securities of the Company or being party to the Securityholders Agreement, and no Holder shall be deemed an affiliate of the Company solely on account of being party to the Securityholders Agreement.

“Agreement” has the meaning specified in the preamble hereof.

“Applicable Law” means all applicable provisions of (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, including the Jones Act; (ii) any consents or approvals of any Governmental Authority; and (iii) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Appropriate Officer” has the meaning specified in Section 3(c) hereof.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ § 101 et seq.

“Board” means the board of directors (or other applicable governing body) of the Company.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which state or federally chartered banking institutions in New York City, New York are not required to be opened.

“Cash Closing” has the meaning specified in Section 6(g) hereof.

“Cash Sale” means any merger, consolidation or other similar transaction to which the Company is a party and in which holders of Common Stock as of immediately prior to the consummation of such transaction (other than with respect to treasury shares and any shares of Common Stock held by the purchasing party(ies) in such transaction) are entitled to receive consideration consisting solely of cash upon cancellation of such Common Stock in such transaction.

“Cashless Conversion” has the meaning specified in Section 5(c)(ii) hereof.

“Charter” means, with respect to any Person, such Person’s certificate or articles of incorporation, certificate of formation, articles of association or similar organizational document, in each case as may be amended from time to time.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning specified in the recitals hereof.

“Company Liquidation Event” means any liquidation, dissolution or winding-up of the affairs of the Company, the termination of the legal existence of the Company or any Act of Bankruptcy or any other similar event or proceeding with respect to the Company, whether voluntary or involuntary, pursuant to which the holders of Common Stock are (subject to the liquidation preferences set forth in the Company’s Charter) entitled to receive consideration consisting solely of cash.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract (including proxy) or otherwise. The terms “Controlled”, “Controlled by” or “under common Control with” shall have correlative meanings.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable or exercisable for Common Stock, but excluding Options.

“Definitive Warrants” has the meaning specified in Section 4(h)(i) hereof.

“Depository” has the meaning specified in Section 3(b) hereof.

“Direct Registration Warrant” has the meaning specified in Section 3(a) hereof.

“Effective Date” means September 4, 2020.

“Excess Shares” has the meaning specified in the Company’s Charter.

“Exchange Act” has the meaning specified in Section 4(h)(i) hereof.

“Exercise Price” means the initial exercise price for the Warrants as set forth in Section 5(b) hereof, as it may be adjusted from time to time as provided herein.

“Expiration Date” has the meaning specified in Section 5(a) hereof.

“Fair Market Value” shall mean (i) with respect to Common Stock, at any time the Common Stock is listed or quoted for trading on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or any other national securities exchange, the arithmetic average of the daily VWAP of a share of Common Stock for the ten (10) consecutive trading days on which shares of Common Stock traded immediately preceding the date of measurement; or (ii) otherwise, the value of an asset as reasonably determined in good faith by the Board assuming such asset was sold in an arm’s-length transaction between a willing buyer and a willing seller occurring on the date of valuation, taking into account all relevant factors determinative of value (and giving effect to any transfer taxes payable in connection with such sale). For all purposes hereunder, the determination of the Fair Market Value by the Board (or compensation committee or similar committee of the Board) shall be deemed conclusive, final and binding (and shall not be subject to collateral attack for any reason).

“Fully Diluted Basis” means the aggregate number of issued and outstanding shares of Common Stock after giving effect to a hypothetical conversion, or exercise, as applicable, of all of the issued and outstanding Warrants (as defined in the Jones Act Warrant Agreement) (and not, for the avoidance of doubt, the Warrants) into shares of Common Stock, without regard to whether such Warrants (as defined in the Jones Act Warrant Agreement) are then convertible or exercisable in accordance with their terms or the terms of the Company’s Charter (but disregarding and without giving effect to the issuance, conversion or exercise, as applicable, of any Common Stock, Common Stock Equivalent or other Equity Security of the Company issued or issuable pursuant to the MIP).

“Funds” has the meaning specified in Section 12(q) hereof.

“Global Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, including the U.S. Coast Guard, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Holder” means the beneficial or registered holder or holders of Warrants, unless the context otherwise requires.

“Individual Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Jones Act” shall mean, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501(a), (b) and (d), and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration and their practices enforcing, administering and interpreting such laws, statutes, rules and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. Coastwise Trade.

“Jones Act Warrant Agreement” means that certain Jones Act Warrant Agreement, dated as of September 4, 2020, by and between the Company and the Warrant Agent, as may be amended from time to time.

“MIP” has the meaning specified in the Securityholders Agreement.

“Non-U.S. Citizen” means any Person who is not a U.S. Citizen.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Plan” has the meaning specified in the recitals hereof.

“Reference Date” has the meaning specified in Section 6(f) hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Securityholders Agreement” means that certain Securityholders Agreement, dated as of September 4, 2020, by and between the Company and the holders of Common Stock, Warrants and/or Warrants (as defined in the Jones Act Warrant Agreement) party thereto from time to time, as may be amended from time to time.

“Settlement Date” means the date that is the third Business Day after a Warrant Exercise Notice is delivered.

“Signature Guarantee” has the meaning specified in Section 4(c)(ii).

“U.S. Citizen” shall mean a citizen of the United States within the meaning of the Jones Act, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade.

“U.S. Coastwise Trade” shall mean the carriage or transport of merchandise or passengers in the coastwise trade of the United States of America within the meaning of 46 U.S.C. Chapter 551 and any successor statutes thereto, as amended or supplemented from time to time.

“U.S. Maritime Laws” has the meaning specified in the Company’s Charter.

“VWAP” means, for any trading day, the price for shares of Common Stock determined by the daily volume weighted average price per share of Common Stock for such trading day on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if shares of Common Stock are not listed or quoted on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, as reported by the principal U.S. national or regional securities exchange on which shares of Common Stock are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such trading day.

“Warrant Agent” has the meaning specified in the preamble hereof.

“Warrant Agent Office” has the meaning specified in Section 4(g)(iv) hereof.

“Warrant Certificate” has the meaning specified in Section 3(b) hereof.

“Warrant Exercise Notice” has the meaning specified in Section 5(c)(i) hereof.

“Warrant Register” has the meaning specified in Section 3(d) hereof.

“Warrant Shares” has the meaning specified in Section 3(a) hereof.

“Warrant Spread” has the meaning specified in Section 6(g) hereof.

“Warrant Statement” has the meaning specified in Section 3(b) hereof.

“Warrant Summary” has the meaning specified in Section 3(b) hereof.

“Warrants” has the meaning specified in the recitals hereof.

SECTION 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express terms and conditions set forth in this Agreement (and no implied terms and conditions), and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement.

SECTION 3. Issuance of Warrants; Form, Execution and Delivery.

(a) Issuance of Warrants. On the Effective Date, the Warrants shall be issued by the Company in the amounts and to the recipients specified in the Warrant Allocation Schedule attached hereto as Exhibit A. In accordance with Section 4 hereof and the Plan, the Company shall initially cause the Warrants to be issued in the form of Individual Warrant Certificates or by book-entry registration on the books and records of the Warrant Agent (“Direct Registration Warrants”). Thereafter, at the Company’s option, the Company may, in its sole discretion, cause to be issued to the Depository one or more Global Warrant Certificates evidencing the Warrants and, in such event, the Company shall cause to be issued to the applicable registered Holders Warrants in the form of Global Warrant Certificates through the facilities of the Depository. Each Direct Registration Warrant and each Warrant evidenced by a Global Warrant Certificate or Individual Warrant Certificate shall entitle the Holder, upon proper exercise and payment or conversion of such Warrant, to receive from the Company, as adjusted as provided herein and subject to the Jones Act limitations on ownership of shares of Common Stock by Non-U.S. Citizens set forth in Section 5(m) hereof, if applicable, (i) one share of Common Stock or (ii) a number of Warrants (as defined in the Jones Act Warrant Agreement) exercisable or convertible into one share of Common Stock, as determined herein. The shares of Common Stock or Warrants (as defined in the Jones Act Warrant Agreement), as determined herein (as adjusted pursuant to Section 6 hereof), deliverable upon proper exercise or conversion of the Warrants are referred to herein as “Warrant Shares”.

(b) Form of Warrant. Subject to Section 4 of this Agreement, each of the Warrants shall be issued (i) in certificated form in the form of one or more individual certificates (the “Individual Warrant Certificates”) in substantially the form of Exhibit B-2 attached hereto, with the form of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit C attached hereto, and/or (ii) in the form of Direct Registration Warrants reflected on statements issued by the Warrant Agent from time to time to the Holders thereof reflecting such book-entry position (the “Warrant Statements”); provided, that following the Effective Date, the Company may, in its sole discretion, issue, and allow the Warrants to be exchanged for, beneficial interests in one or more global certificates (the “Global Warrant Certificates”) in substantially the form of Exhibit B-1 attached hereto, with the form of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit C attached hereto. Upon the issuance of the Global Warrant Certificates, any Individual Warrant Certificates or Direct Registration Warrants that are not subject to any transfer restrictions under applicable securities laws may be exchanged at any time for Global Warrant Certificates representing a corresponding number of Warrants, in accordance with Section 4(d) and the applicable procedures of the Depository and the Warrant Agent. The Warrant Statements representing Warrants shall include as an attachment thereto the “Warrant Summary” as set forth in Exhibit D attached hereto. The Global Warrant Certificates and Individual Warrant Certificates (collectively, the “Warrant Certificates”) and Warrant Statements may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules and regulations of The Depository Trust Company or any successor thereof (the “Depository”) in the case of the Global Warrant Certificates, with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined, consistently herewith and reasonably acceptable to the Warrant Agent and provided, in each case, that they do not affect the rights, duties, obligations, responsibilities, liabilities or indemnities of the Warrant Agent, by (i) in the case of Warrant Certificates, the Appropriate Officers executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates and (ii) in the case of Warrant Statements, any Appropriate Officer. The Global Warrant Certificates shall be deposited as and when appropriate with the Warrant Agent and registered in the name of Cede & Co. or any successor thereof, as the Depository’s nominee. Each Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

(c) Execution of Warrants. Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer, its President, its Chief Financial Officer, its General Counsel, its Treasurer or any Executive or Senior Vice President of the Company (each, an “Appropriate Officer”), and by the Corporate Secretary or any Assistant Corporate Secretary of the Company. Each such signature upon the Warrant Certificates may be in the form of an electronic signature of any such Appropriate Officer, Corporate Secretary or Assistant Corporate Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the electronic signature of any Appropriate Officer, the Corporate Secretary or any Assistant Corporate Secretary who shall have been serving as an Appropriate Officer, the Corporate Secretary, or an Assistant Corporate Secretary at the time of entering into this Agreement or issuing such Warrant Certificate. If any Appropriate Officer, the Corporate Secretary or any Assistant Corporate Secretary who shall have signed any of the Warrant Certificates shall cease to be such Appropriate Officer, the Corporate Secretary or an Assistant Corporate Secretary before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer, Corporate Secretary or Assistant Corporate Secretary had not ceased to be such Appropriate Officer, Corporate Secretary or Assistant Corporate Secretary, and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Appropriate Officer, Corporate Secretary or Assistant Corporate Secretary, although at the date of the execution of this Agreement any such person was not such Appropriate Officer, Corporate Secretary or Assistant Corporate Secretary. Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

(d) Countersignature. Upon receipt of a written order of the Company signed by an Appropriate Officer instructing the Warrant Agent to countersign and accompanied by Warrant Certificates duly executed on behalf of the Company, the Warrant Agent shall countersign (in manual, facsimile or electronic form) one or more Warrant Certificates evidencing the Warrants and shall deliver such Warrant Certificates to or upon such written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be represented by such Warrant Certificate and the Warrant Agent may rely conclusively on such order. Each Warrant shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or converted or shall have expired or been canceled in accordance with the terms hereof. Each Holder shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Corporate Secretary of the Company) and any amendments thereto as fully and effectively as if such Holder had signed the same. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable or convertible, until such Warrant Certificate has been countersigned by the manual, facsimile or electronic signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder. The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register any Warrant Certificates or Direct Registration Warrants and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 4 of this Agreement, all in form satisfactory to the Company and the Warrant Agent. The Company or the Warrant Agent may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made. Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Warrant Certificate by anyone), for the purpose of any exercise or conversion thereof, any distribution to the Holder thereof and for all other purposes.

SECTION 4. Transfer or Exchange.

(a) Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with the terms of this Agreement and the Warrant Certificates and the procedures of the Depository.

(b) Exchange of a Beneficial Interest in a Global Warrant Certificate for an Individual Warrant Certificate or Direct Registration Warrant.

(i) Any Holder of a beneficial interest represented by a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Direct Registration Warrant or a Warrant represented by an Individual Warrant Certificate. A transferor of a beneficial interest represented by a Global Warrant Certificate (or the Depository or its nominee on behalf of such transferor) shall, but only to the extent required by the procedures of the Depository and the Warrant Agent in connection with such transfer or exchange, deliver to the Warrant Agent (I) written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, and all other reasonably necessary information, and (II) an instruction of transfer in form reasonably satisfactory to the Warrant Agent which, with respect to a transfer of a Global Warrant Certificate only, shall be properly completed, duly authorized in writing and duly executed by the Holder thereof or by such Holder’s attorney. Upon satisfaction of the conditions in this Section 4(b)(i), the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by an Individual Warrant Certificate or Direct Registration Warrant, as the case may be, to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, (A) in the case of an exchange for an Individual Warrant Certificate (x) the Company shall issue and the Warrant Agent shall either manually, facsimile or electronically countersign an Individual Warrant Certificate representing the appropriate number of Warrants and (y) the Warrant Agent shall deliver such Individual Warrant Certificate to the registered Holder thereof, or (B) in the case of an exchange for a Direct Registration Warrant, the Warrant Agent shall register such Direct Registration Warrants in accordance with such written instructions from the Depository and deliver to such Holder a Warrant Statement.

(ii) Warrants represented by an Individual Warrant Certificate issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be issued in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver Individual Warrant Certificates evidencing such issuance to the Persons in whose names such Individual Warrant Certificates are so issued. Direct Registration Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 4(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.

(c) Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants. When the registered Holder of an Individual Warrant Certificate or Direct Registration Warrant has presented to the Warrant Agent a written request:

(i) to register the transfer of any Individual Warrant Certificate or Direct Registration Warrant; or

(ii) to exchange any Individual Warrant Certificate or Direct Registration Warrant for a Direct Registration Warrant or an Individual Warrant Certificate, respectively, representing an equal number of Warrants of authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if (x) its customary requirements for such transactions are met and (y) such transfer or exchange otherwise satisfies the provisions of this Agreement; provided, however, that the Warrant Agent has received a written instruction of transfer or exchange, as applicable, in form reasonably satisfactory to the Warrant Agent, properly completed and duly executed by the Holder thereof or by his attorney, accompanied by a signature guarantee (“Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, duly authorized in writing and a written order of the Company signed by an Appropriate Officer authorizing such exchange. A party requesting transfer of Warrants must provide any evidence of authority that may be reasonably required by the Warrant Agent.

(d) Restrictions on Transfer and Exchange of Individual Warrant Certificates or Direct Registration Warrants for a Beneficial Interest in a Global Warrant Certificate. Neither an Individual Warrant Certificate nor a Direct Registration Warrant may be exchanged for a beneficial interest in a Global Warrant Certificate pursuant to this Agreement except, following the issuance of a Global Warrant Certificate by the Company, upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of the Company’s written approval and appropriate instruments of transfer, accompanied by a Signature Guarantee, with respect to an Individual Warrant Certificate or Direct Registration Warrant that is not subject to transfer restrictions under applicable securities laws, in form reasonably satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the applicable Global Warrant Certificate to reflect an increase in the number of Warrants represented by such Global Warrant Certificate equal to the number of Warrants represented by such Individual Warrant Certificate or Direct Registration Warrant, and all other necessary information, then the Warrant Agent shall cancel such Individual Warrant Certificate or Direct Registration Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by such Global Warrant Certificate to be increased accordingly. Any such transfer shall be subject to the Company’s prior written approval.

(e) Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provision set forth in Section 4(f)), a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f) Cancellation of Warrant Certificate.

(i) At such time as all beneficial interests in Warrant Certificates and Direct Registration Warrants have been exchanged for Warrant Shares in accordance herewith, redeemed, repurchased or cancelled, all Warrant Certificates shall be returned to, or cancelled and retained pursuant to Applicable Law by, the Warrant Agent, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.

(ii) If at any time the Depository for the Global Warrant Certificates notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant Certificates and a successor Depository for the Global Warrant Certificates is not appointed by the Company within ninety (90) days after delivery of such notice, then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company, shall register Individual Warrants Certificates and Direct Registration Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates.

(g) Obligations with Respect to Transfers and Exchanges of Warrants.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, either by manual, facsimile or electronic signature, in accordance with the provisions of this Section 4, Warrant Certificates, as required pursuant to the provisions of this Section 4.

(ii) All Warrant Certificates or Direct Registration Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates or Direct Registration Warrants surrendered upon such registration of transfer or exchange.

(iii) So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder represented by such Global Warrant Certificate for all purposes under this Agreement, including, without limitation, for the purposes of (a) giving notices with respect to such Warrants and (b) registering transfers with respect to such Warrants. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

(iv) The Warrant Agent shall register the transfer of any outstanding Warrants in the Warrant Register at the Warrant Agent office designated for such purpose (the “Warrant Agent Office”) upon (a) receipt of all information required to be delivered hereunder, (b) if applicable, surrender of duly endorsed Warrant Certificates representing such Warrants, and (c) receipt of a completed form of assignment duly authorized in writing substantially in the form attached as Exhibit C hereto, as the case may be, duly signed by the Holder thereof or by the duly appointed legal representative thereof or by such Holder’s attorney, accompanied by a Signature Guarantee. Upon any such registration of transfer, a new Warrant Certificate or Warrant Statement, as the case may be, shall be issued to the transferee.

(v) The Warrant Agent shall not undertake the duties and obligations of a stock transfer agent under this Agreement, or otherwise, including, without limitation, the duty to receive, issue or transfer Warrant Shares.

(h) Definitive Warrants.

(i) Beneficial interests represented by a Global Warrant Certificate deposited with the Depository or with the Warrant Agent pursuant to Section 3(b) shall be transferred to each beneficial owner thereof in the form of Warrant Certificates in a definitive form that is not deposited with the Depository or with the Warrant Agent as custodian for the Depository (“Definitive Warrants”) evidencing a number of Warrants equivalent to such owner’s beneficial interest in such Global Warrant Certificate, in exchange for such Global Warrant Certificate, only if such transfer complies with Section 4(a) and (i) the Depository notifies the Company in writing that it is unwilling or unable to continue as Depository for such beneficial interests represented by such Global Warrant Certificate or if at any time the Depository ceases to be a “clearing agency” registered under the Securities and Exchange Act of 1934, as amended, or the rules promulgated thereunder (the “Exchange Act”), and, in each such case, a successor Depository is not appointed by the Company within ninety (90) days of such notice or (ii) upon the request of any Holder or beneficial owner, if the Company shall be adjudged bankrupt or insolvent or makes an assignment for the benefit of its creditors or institutes proceedings to be adjudicated bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under federal bankruptcy laws or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if a public officer shall have taken charge or control of the Company or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation.

(ii) Any beneficial interests represented by a Global Warrant Certificate that are transferable to the beneficial owners thereof in the form of Definitive Warrants pursuant to this Section 4(h) shall be surrendered by the Depository to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall if directed by an Appropriate Officer of the Company countersign, by either manual, facsimile or electronic signature, and deliver to each beneficial owner in the name of such beneficial owner, upon such transfer of each portion of such beneficial interests represented by a Global Warrant Certificate, Definitive Warrants evidencing a number of Warrants equivalent to such beneficial owner’s beneficial interest in the Global Warrant Certificate. The Warrant Agent shall register such transfer in the Warrant Register, and upon such transfer the surrendered Global Warrant Certificate shall be cancelled by the Warrant Agent.

(iii) All Definitive Warrants issued upon registration of transfer pursuant to this Section 4(h) shall be valid obligations of the Company, evidencing the same obligations of the Company and entitled to the same benefits under this Agreement and the Global Warrant Certificate surrendered for registration of such transfer.

(iv) Subject to the provisions of Section 4(h)(ii), the registered Holder of a Global Warrant Certificate may grant proxies and otherwise authorize any Person to take any action that such Holder is entitled to take under this Agreement or the Warrants.

(v) In the event of the occurrence of any of the events specified in Section 4(h)(i), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants necessary to comply with this Agreement in definitive, fully registered form.

(vi) Neither the Company nor the Warrant Agent shall be liable or responsible for any registration or transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

(i) Securityholders Agreement. Notwithstanding anything herein to the contrary, no Person may Transfer any Warrant except in compliance with the provisions of the Securityholders Agreement, if the Securityholders Agreement is then in effect.

SECTION 5. Duration and Exercise of Warrants.

(a) Expiration Date. The Warrants may be exercised only during the period commencing on the Effective Date and expiring on the date that is the seventh (7th) anniversary of the Effective Date (the “Expiration Date”). After 5:00 p.m. New York City time on the Expiration Date, the Warrants will become void and without further legal effect, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

(b) Exercise Price. The Exercise Price for the Warrants shall be $27.83 per Warrant Share (subject to adjustment as provided herein).

(c) Manner of Exercise.

(i) Cash Payment. Subject to the provisions of this Agreement, including the Jones Act limitations on ownership and control of capital stock of the Company by Non-U.S. Citizens, including those set forth in Section 5(m) hereof and the adjustments contained in Section 6 hereof, each Warrant shall entitle the Holder thereof to purchase from the Company one fully paid and nonassessable (if applicable) Warrant Share at the Exercise Price. All or any of the Warrants represented by a Warrant Certificate or in the form of Direct Registration Warrants may be exercised by the registered Holder thereof during normal business hours on any Business Day, by delivering (A) written notice of such election (a “Warrant Exercise Notice”) to exercise Warrants to the Company (at the address set forth in Section 15 hereof) and the Warrant Agent at the Warrant Agent Office, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be (i) substantially in the “Form of Election” set forth in Exhibit B-1, in the case of Warrants represented by a Global Warrant Certificate or otherwise in accordance with applicable procedures of the Depository, (ii) substantially in the “Form of Election” set forth in Exhibit B-2, in the case of Warrants represented by Individual Warrant Certificates and (iii) substantially in the form set forth in Exhibit B-3, in the case of Direct Registration Warrants; and (B) by no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, such Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository, if such Warrants are represented by a Global Warrant Certificate), accompanied by a Signature Guarantee and payment in full in respect of each Warrant that is exercised (which shall be made by delivery of a certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer to an account specified in writing by the Company or the Warrant Agent in immediately available funds or, in respect of any Global Warrant Certificate, otherwise in accordance with applicable procedures of the Depository). Such payment shall be in an amount equal to the product of the number of Warrant Shares designated in such Warrant Exercise Notice multiplied by the Exercise Price for the Warrants being exercised, in each case as adjusted herein. Upon such surrender and payment, such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, and (if applicable) fully paid and nonassessable, Warrant Shares as set forth in Section 5(d), Section 5(h) and Section 5(i).

(ii) Cashless Conversion. Subject to the provisions of this Agreement, the Holder shall have the right, in lieu of paying the Exercise Price of Warrants in cash, to instruct the Company in writing to reduce the number of Warrant Shares issuable pursuant to the conversion of such Warrants (the “Cashless Conversion”) in accordance with the following formula:

X = (Y × (A – B)) ÷ A

Where:

X = the number of Warrant Shares to be issued to the Holder upon conversion of the Warrants

Y = the total number of Warrant Shares for which the Holder has elected to exercise the applicable Warrants as of the day the Warrant Exercise Notice is delivered to the Warrant Agent

A = the Fair Market Value of one Warrant Share determined as of the day the Warrant Exercise Notice is delivered to the Warrant Agent

B = the exercise price which would otherwise be payable in cash for one Warrant Share determined as of the day the Warrant Exercise Notice is delivered to the Warrant Agent

If the Exercise Price of the aggregate number of Warrants being converted exceeds the Fair Market Value at the time of such conversion of the aggregate number of Warrant Shares issuable upon such conversion, then no Warrant Shares will be issuable pursuant to the Cashless Conversion. The Holder shall effect a Cashless Conversion by indicating on a duly executed Warrant Exercise Notice that the Holder wishes to effect a Cashless Conversion. Upon receipt of such election to effect a Cashless Conversion, the Warrant Agent will promptly request the Company to confirm the number of Warrant Shares issuable in connection with the Cashless Conversion. The Company shall calculate and transmit to the Warrant Agent in a written notice the number of Warrant Shares issuable in connection with any Cashless Conversion.

(d) The number of Warrant Shares to be issued on such exercise or conversion will be determined by the Company (with written notice thereof to the Warrant Agent) in accordance with Section 5(c). The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise or conversion is accurate or correct, nor shall the Warrant Agent have any duty or obligation to take any action with regard to such Warrant exercise or conversion prior to being notified by the Company of the relevant number of Warrant Shares to be issued.

(e) Except as otherwise provided herein, any exercise or conversion of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(f) Upon receipt of a Warrant Exercise Notice pursuant to Section 5(c), the Warrant Agent shall:

(i) examine such Warrant Exercise Notice and all other documents delivered to it by or on behalf of the Holder as contemplated hereunder to ascertain whether, on their face, such Warrant Exercise Notice and any such other documents have been executed and completed in accordance with their terms;

(ii) endeavor to inform the Company of and cooperate with and assist the Company in resolving any inconsistencies between the Warrant Exercise Notice received and delivery of Warrants to the Warrant Agent’s account;

(iii) advise the Company, no later than the Business Day after receipt of such Warrant Exercise Notice, of (a) the receipt of such Warrant Exercise Notice and, subject to Company’s approval, the number of Warrants to be exercised or converted in accordance with the terms of this Agreement, (b) the instructions with respect to delivery of the Warrant Shares deliverable upon such exercise or conversion, subject to the timely receipt from the Depository of the necessary information, and (c) such other information as the Company shall reasonably require;

(iv) in the case of Warrants represented by a Global Warrant Certificate, liaise with the Depository and effect such delivery to the relevant accounts at the Depository in accordance with its requirements, if requested by the Company with the delivery of the Warrant Shares and all other necessary information by or on behalf of the Company for delivery to the Depository; and

(v) notify the Company each month of the amount of any funds received by the Warrant Agent for payment of the aggregate Exercise Price in a given month and forward all such funds by the fifth (5th) Business Day of the following month by wire transfer to an account designated by the Company, provided that the Company shall pay wire transfer fees to the Warrant Agent for each such wire pursuant to the mutually agreed upon fee schedule referenced in Section 12(g).

(g) All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise or conversion shall be determined by the Company in its sole discretion in good faith, which determination shall be final and binding. The Company reserves the right to reject any and all Warrant Exercise Notices that it determines are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful or in violation of the Jones Act Restriction as determined in good faith. Such determination by the Company shall be final and binding on the Holders absent manifest error. Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise or conversion of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise or conversion of Warrants. Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Holders of any irregularities in any exercise or conversion of Warrants, nor shall they incur any liability for the failure to give such notice.

(h) As soon as reasonably practicable after the exercise or conversion of any Warrant (and in any event not later than five (5) Business Days thereafter), the Company shall issue, or otherwise deliver, in authorized denominations to or upon the order of the Holder, either: (A) if such Holder holds the Warrants being exercised or converted through the Depository’s book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such Holder or for the account of a participant in the Depository the number of Warrant Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depository through which such Holder is acting (or, if the Common Stock may not then be held in book-entry form through the facilities of the Depository, as set forth in clause (B)); (B) if such Holder holds the Warrants being exercised or converted in the form of Individual Warrant Certificates, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books of the Company’s transfer agent or, at the Company’s option, by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate or certificates representing the number of Warrant Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder (or, if Common Stock at the time of such exercise is held through the facilities of the Depository, as set forth in the foregoing clause (A)); or (C) if such Holder holds the Warrants being exercised or converted in the form of Direct Registration Warrants, a book-entry interest in the number of Warrant Shares to which such Holder is entitled on the books and records of the Company’s transfer agent (or, if Common Stock at the time of such exercise is held through the facilities of the Depository, as set forth in the foregoing clause (A)).

If fewer than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise or conversion of Warrants are exercised or converted at any time prior to the Expiration Date, the Warrant Agent shall cause a notation to be made to the records maintained by the Depository. Subject to Section 5(g), the Person in whose name any certificate or certificates, or any Warrant Exercise Notice, for the Warrant Shares are to be issued (or such Warrant Shares are to be registered, in the case of a book-entry transfer) upon exercise or conversion of a Warrant shall be deemed to have become the Holder of record of such Warrant Shares on the date such Warrant Exercise Notice is delivered.

(i) No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon any exercise or conversion of Warrants. In lieu of any fractional Warrant Share to which a Holder would otherwise be entitled upon an exercise of Warrants, such Holder shall be entitled to receive a cash payment equal to the value of such fractional Warrant Share based on the Fair Market Value of the Common Stock as of the applicable date of delivery of a Warrant Exercise Notice. The number of full Warrant Shares that shall be issuable upon an exercise of Warrants by a Holder at any time shall be computed on the basis of the aggregate number of Warrant Shares which may be issuable pursuant to the Warrants being exercised by that Holder at that time. The beneficial owners of the Warrants and the Holders, by their acceptance hereof, expressly agree to receive cash in lieu of any fractional Warrant Share in accordance with this Section 5(i) and hereby waive their right to receive a physical certificate representing such fractional Warrant Share upon exercise of any Warrant. Whenever a payment for fractional Warrant Shares is to be made by the Warrant Agent under any section of this Agreement, the Company shall (1) provide to the Warrant Agent in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (2) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments. The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Warrant Shares or fractional shares under any section of this Agreement relating to the payment of fractional Warrant Shares or fractional shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

(j) If all of the Warrants evidenced by a Warrant Certificate have been exercised or converted, such Warrant Certificate shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificate shall then be disposed of by or at the direction of the Company in accordance with Applicable Law. The Warrant Agent shall confirm such information to the Company in writing as promptly as practicable.

(k) The Company shall pay all expenses in connection with, and all transfer taxes and similar governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise or conversion of Warrants. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

(l) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder for a period beginning on the date of this Agreement and ending no earlier than the first (1st) anniversary of the Expiration Date.

(m) Jones Act Limitations on Issuance of Common Stock. Notwithstanding any of the other provisions of this Agreement, in order to facilitate the Company’s compliance with the Jones Act and the Jones Act Restriction concerning the ownership and control of the capital stock of the Company by Non-U.S. Citizens with regard to its continuing ability to operate its vessels in the coastwise trade of the United States and to comply with obligations of the Company under contracts that it may enter into from time to time with United States Governmental Authorities, the following provisions shall apply to any proposed exercise or conversion of any Warrant:

(i) At the time of exercise or conversion of any Warrant, its Holder shall advise the Company whether or not it (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) is a U.S. Citizen. The Company may require a Holder (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) to provide it with such documents and other information as it may request as reasonable to confirm that the Holder (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of such Warrant) is a U.S. Citizen.

(ii) Any Holder that cannot establish to the Company’s reasonable satisfaction that it (or, if not the Holder, the Person that the Holder has designated to receive the Warrant Shares issuable upon exercise or conversion of any Warrant) is a U.S. Citizen may exercise or convert any Warrant; provided, that to the extent all or any portion of the Warrant Shares deliverable upon exercise or conversion of such Warrant would constitute Excess Shares if they were issued, which shall be determined by the Company in its sole discretion at the time of any proposed exercise or conversion of such Warrant, the Company will instead issue to such Holder Warrants (as defined in the Jones Act Warrant Agreement) pursuant to the Jones Act Warrant Agreement in respect of such Excess Shares.

(iii) Notwithstanding anything herein to the contrary, in the event that either (A) the Jones Act and other applicable laws are repealed or amended so that the ownership and control of the Common Stock by Non-U.S. Citizens is no longer restricted in any way or (B) the Company’s Charter is amended so that the ownership and control of the Common Stock by Non-U.S. Citizens is no longer restricted in any way, the provisions of this Section 5(m) shall no longer apply to any Holder or Warrant.

(n) Cost Basis Information.

(i) In the event of a cash exercise of Warrants, the Company hereby instructs the Warrant Agent to record cost basis for newly issued Warrant Shares as reasonably determined by the Company prior to processing.

(ii) In the event of a Cashless Conversion of Warrants, the Company shall provide the cost basis for Warrant Shares issued pursuant to such Cashless Conversion at the time the Company confirms the number of Warrant Shares issuable in connection with such Cashless Conversion to the Warrant Agent pursuant to Section 5 hereof.

(o) Securityholders Agreement. Each (i) Holder and (ii) Person that acquires any Warrants after the date hereof in accordance with the terms of this Agreement and the Securityholders Agreement, in each case, that is not already a party to the Securityholders Agreement, shall become a party to the Securityholders Agreement, if the Secuirtyholders Agreement is then in effect. Notwithstanding anything herein to the contrary, no Person shall receive any Warrant Shares upon exercise or conversion of any Warrant unless such Person is or becomes a party to the Securityholders Agreement by executing a joinder thereto, if the Securityholders Agreement is then in effect.

SECTION 6. Adjustment of Number of Shares Purchasable or Number of Warrants.

(a) Below Market Issuances.

(i) If the Company at any time or from time to time after the date hereof shall grant, issue or sell (whether directly or by assumption in a merger or otherwise) any additional shares of Common Stock, Options or Convertible Securities or shall fix a record date for the determination of holders of any Equity Securities to receive any additional shares of Common Stock, Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon such event, including upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be additional Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of 5:00 PM (New York City time) on such record date; provided, that additional Common Stock shall not be deemed to have been issued unless the consideration per share of such additional Common Stock would be less than the Fair Market Value of each such share of Common Stock as of such date and immediately prior to such issuance, or such record date, as the case may be; provided, further, that, in any such case in which additional Common Stock is deemed to be issued, no further adjustments shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of Options or the conversion or exchange of Convertible Securities.

(ii) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment pursuant to the terms of this Section 6(a), are revised (either automatically, pursuant to the provisions contained therein, or as a result of an amendment to such terms) to provide for either (i) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (ii) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the number of Warrant Shares issuable upon exercise or conversion of any Warrant computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such number of Warrant Shares issuable upon exercise or conversion of any Warrant as would have been obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.

(iii) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the number of Warrant Shares issuable upon exercise or conversion of any Warrant pursuant to the terms of this Section 6(a) (either because the consideration per additional Common Stock subject thereto was equal to or greater than the-then Fair Market Value of each such share of Common Stock), are revised after the date hereof (either automatically, pursuant to the provisions contained therein, or as a result of an amendment to such terms) to provide for either (i) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (ii) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the additional Common Stock subject thereto shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(iv) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the number of Warrant Shares issuable upon exercise or conversion of any Warrant pursuant to the terms of this Section 6(a), the number of Warrant Shares issuable upon exercise or conversion of any Warrant shall be readjusted to such number of Warrant Shares issuable upon exercise or conversion of any Warrant as would have been obtained had such Option or Convertible Security never been issued.

(v) Except as provided in Section 6(a)(vii) and except in the case of any event described in Section 6(b), Section 6(c), Section 6(d) or Section 6(e), in the event the Company shall at any time after the date hereof grant, sell or issue additional Common Stock (including additional Common Stock deemed to be issued pursuant to Section 6(a)(i)) without consideration or for consideration per share of Common Stock less than the Fair Market Value of each such share of Common Stock, then the number of Warrant Shares issuable upon exercise or conversion of any Warrant shall be increased pursuant to the formula below:

Ua =	Ub ×	Oa
Ob + Y

Where:

Ub = The number of Warrant Shares issuable for each Warrant before the adjustment

Ua = The number of Warrant Shares issuable for each Warrant after the adjustment

Oa = Number of shares of Common Stock outstanding immediately after the transaction in question on a Fully Diluted Basis

Ob = Number of shares of Common Stock outstanding immediately before the transaction in question on a Fully Diluted Basis

Y = Number of shares of Common Stock equal to the aggregate offering price of the shares of Common Stock being issued, divided by the Fair Market Value of one share of Common Stock as of the earlier of (a) the announcement date of the issuance of such Common Stock and (b) the date of issuance of such Common Stock

(vi) In the event of an adjustment to the number of Warrant Shares pursuant to Section 6(a)(v), the Exercise Price shall be adjusted, effective as of the same time as such adjustment to the number of Warrant Shares, so that the Exercise Price immediately after such adjustment shall be equal to (A) the Exercise Price immediately prior to such adjustment, multiplied by (B) a fraction, (1) the numerator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment, and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately after such adjustment.

(vii) Notwithstanding anything in this Section 6 to the contrary, none of the grant, sale or issuance of (A) any Common Stock, Common Stock Equivalent or other Equity Security of the Company (including the grant, sale or issuance of any Common Stock, other Equity Security of the Company or Common Stock Equivalent upon conversion, exchange or exercise thereof) pursuant to the MIP, (B) the Warrants issued pursuant to this Agreement (including the grant, sale or issuance of any Warrant Shares, other Equity Security of the Company or Common Stock Equivalent upon the exercise thereof), (C) the Warrants (as defined in and issued pursuant to the Jones Act Warrant Agreement) (including the grant, sale or issuance of any Common Stock, other Equity Security of the Company or Common Stock Equivalent upon the exercise thereof), (D) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security and such issuance has already resulted in an adjustment in accordance with this Section 6, or (E) shares of Common Stock in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered under the Securities Act, shall be deemed to be a grant, sale or issuance of additional Common Stock for purposes of this Section 6.

(b) Stock Dividends, Subdivisions and Combinations of Shares. If after the date hereof the number of outstanding shares of Common Stock is increased by a share dividend or share distribution to all holders of Common Stock, in each case payable in shares of Common Stock, or a split, subdivision or combination of shares of Common Stock occurs, then, in any such event, the number of Warrant Shares issuable for each Warrant will be adjusted as follows: the number of Warrant Shares issuable pursuant to a valid exercise or conversion of Warrants immediately prior to such event shall be adjusted so that each Holder shall be entitled to receive upon the exercise or conversion of its Warrant the number of Warrant Shares that such Holder would have owned or would have been entitled to receive upon or by reason of such event had such Warrant been exercised or converted immediately prior to the occurrence of such event (without taking into account any limitations or restrictions on the exercisability of the Warrants). In the event of an adjustment to the number of Warrant Shares pursuant to this Section 6(b), the Exercise Price shall be adjusted so that the Exercise Price immediately after such adjustment shall be equal to (A) the Exercise Price immediately prior to such adjustment, multiplied by (B) a fraction, (1) the numerator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment, and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately after such adjustment. Any adjustment made pursuant to this Section 6(b) shall become effective (i) in the case of any such dividend or distribution, at the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (ii) in the case of any such split, subdivision or combination, at the open of business on the date on which such corporate action becomes effective.

(c) Distributions of Certain Rights, Options and Warrants. If after the date hereof the Company distributes to holders of the Common Stock any Options or Convertible Securities entitling them to subscribe for or purchase shares of Common Stock at a price per share that is less than the Fair Market Value of one share of Common Stock as of the announcement date of such issuance, the number of Warrant Shares issuable for each Warrant will be increased pursuant to the formula below. In the event of an adjustment to the number of Warrant Shares pursuant to this Section 6(c), the Exercise Price shall be adjusted so that the Exercise Price immediately after such adjustment shall be equal to (A) the Exercise Price immediately prior to such adjustment, multiplied by (B) a fraction, (1) the numerator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment, and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately after such adjustment. Such adjustments shall be made successively whenever any such Options or Convertible Securities are distributed and shall become effective at the close of business on the record date for such distribution. To the extent that shares of Common Stock are not delivered at or prior to the expiration of such Options or Convertible Securities, (i) the number of Warrant Shares issuable for each Warrant shall be readjusted to be the number of Warrant Shares issuable for each Warrant that would then be in effect had the adjustment with respect to the issuance of such Options or Convertible Securities been made on the basis of delivery of only the number of

Warrant Shares actually delivered and (ii) the Exercise Price shall be readjusted accordingly. In the event that such Options or Convertible Securities are not so issued, (x) the number of Warrant Shares issuable for each Warrant shall be readjusted to be the number of Warrant Shares issuable for each Warrant that would then be in effect if such record date had not occurred and (y) the Exercise Price shall be readjusted accordingly. For purposes of this Section 6(c), in determining whether any Options or Convertible Securities entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Fair Market Value of one share of Common Stock as of the announcement date of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such Options or Convertible Securities and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board.

Ua =	Ub ×	Ob + X
Ob + Y

Where:

Ub = The number of Warrant Shares issuable for each Warrant before the adjustment

Ua = The number of Warrant Shares issuable for each Warrant after the adjustment

Ob = Number of Warrant Shares outstanding immediately before the transaction in question on a Fully Diluted Basis

X = Number of shares of Common Stock issuable pursuant to such Options or Convertible Securities

Y = Number of shares of Common Stock equal to the aggregate offering price of the shares of Common Stock issuable pursuant to such Options or Convertible Securities, divided by the Fair Market Value of one share of Common Stock as of earlier of (a) the announcement date of the issuance of such Options or Convertible Securities and (b) the date of issuance of such Options or Convertible Securities

(d) Certain Other Dividends and Distributions. If after the date hereof the Company shall dividend or distribute to all holders of its shares of Common Stock any of its securities, evidences of its indebtedness, other assets or property of the Company (excluding cash) or rights, options or warrants to acquire any of its securities (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged, but excluding any dividend or other distribution payable for which adjustment is made under Section 6(a), Section 6(b) or Section 6(c)), then in each such case the Exercise Price shall be decreased, effective on the date immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, by the Fair Market Value of the dividend or distribution made per share of Common Stock as of such record date (determined for such purpose on the basis of the aggregate property distributed with respect to one share of Common Stock).

(e) Reorganization; Reclassification; Merger. Subject to Section 6(g), in the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of any event described in Section 6(b)), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then issuable upon exercise or conversion of any Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised or converted such Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise or conversion (without taking into account any limitations or restrictions on the exercisability of the Warrants); and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made with respect to the Holders’ rights under the Warrants to insure that the provisions of this Section 6 shall thereafter be applicable, as nearly as possible, to the Warrants in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of the Warrants. The provisions of this Section 6(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to the Warrants, the obligation to deliver to any Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise or conversion of any Warrants.

(f) Above Market Repurchases. If a repurchase of the Common Stock shall be consummated (whether by tender offer, exchange offer or otherwise), to the extent that the aggregate Fair Market Value of all consideration included in the payment per share of Common Stock exceeds the Fair Market Value of one share of Common Stock as of the Business Day immediately prior to the earliest of (i) the date of such repurchase, (ii) the commencement of an offer to repurchase or (iii) public announcement of such repurchase or offer (the “Reference Date”), then the number of shares of Common Stock issuable for each Warrant shall be adjusted pursuant to the formula below; provided that the number of shares of Common Stock issuable for each Warrant shall not be decreased as a result of this Section 6(f). Such increase shall be determined as of the Reference Date, but shall become effective as of the date on which such repurchase is consummated. In the event of an adjustment to the number of Warrant Shares pursuant to this Section 6(f), the Exercise Price shall be adjusted, effective as of the same time as such adjustment to the number of Warrant Shares, so that the Exercise Price immediately after such adjustment shall be equal to (A) the Exercise Price immediately prior to such adjustment, multiplied by (B) a fraction, (1) the numerator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment, and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of the Warrants immediately after such adjustment.

Ua =	Ub ×	(Oa x M) + E
Ob x M

Where:

Ub = The number of Warrant Shares issuable for each Warrant before the adjustment

Ua = The number of Warrant Shares issuable for each Warrant after the adjustment

M = The Fair Market Value of one share of Common Stock as of the Reference Date.

E = The aggregate Fair Market Value of any consideration paid or payable for shares of Common Stock purchased in such repurchase.

Ob = The number of shares of Common Stock outstanding on a Fully Diluted Basis as of the Reference Date.

Oa = The number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after the repurchase is consummated.

(g) Cash Sales and Liquidations. Notwithstanding anything in this Agreement to the contrary, in the event of a Cash Sale or a Company Liquidation Event, the Company shall pay (or cause to be paid) to the Holders, with respect to each unexercised or unconverted Warrant outstanding immediately prior to the consummation of such Cash Sale or a Company Liquidation Event (the “Cash Closing”), cash in the amount equal to (x) the number of Warrant Shares underlying such Warrant immediately prior to the Cash Closing multiplied by (y) the excess, if any, of the cash consideration being paid for each share of Common Stock in such Cash Sale or a Company Liquidation Event minus the Exercise Price (such product, the “Warrant Spread”); provided, however, that no Holder shall be entitled to any payment hereunder with respect to any portion of such consideration that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of the Common Stock. Upon the occurrence of a Cash Closing, all unexercised or unconverted Warrants outstanding immediately prior to the Cash Sale or a Company Liquidation Event shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants except as to the requirement to pay the Warrant Spread (subject to the limitations described in the prior sentence). For the avoidance of doubt, the Holders shall not be entitled to any payment with respect to any Cash Sale or a Company Liquidation Event in which the Exercise Price is greater than the consideration payable with respect to each share of Common Stock. Notwithstanding anything to the contrary in the foregoing, if the Company engages in a reclassification in which the Common Stock is reclassified into a combination of Common Stock and any other security, such reclassification will be treated as a reclassification subject to Section 6(e) with respect to the Common Stock portion thereof and a distribution subject to Section 6(c) or 6(d), as applicable, with respect to the other security portion thereof.

(h) Other Changes. If, at any time or from time to time after the issuance of the Warrants but prior to the exercise or conversion in full thereof, the Company shall take any action which (i) affects the Common Stock and (ii) is similar to, or has an effect similar to, any of the actions described in any of Sections 6(a) through (g) (but not including any action described in any such Section) then, and in each such case, (x) with respect to actions similar to Sections 6(a) through (f), the number of Warrant Shares issuable upon exercise or conversion of each Warrant or the Exercise Price, as applicable, shall be adjusted, and (y) with respect to actions similar to Section 6(g), payment of the Warrant Spread shall be made to each Holder based on the amount that such holders of Common Stock are entitled to receive under the Organizational Documents, which adjustment pursuant to clause (x) or payment pursuant to clause (y) shall be made in such manner and at such time and on such terms as the Board determines would be equitable under such circumstances such that the economic benefits of such action that would accrue to the holders of Common Stock of the Company would as nearly as practicable also accrue to the Holders, which determination shall be evidenced in a resolution of the Board, a copy of which shall be mailed by the Warrant Agent (upon the written instruction of the Company) to each of the relevant Holders.

(i) Notice of Adjustment. Whenever the Warrant Shares issuable, the Exercise Price or the rights of the Holder shall be adjusted or proposed to be adjusted as provided in this Section 6, the Company shall forthwith file with the Warrant Agent a statement, signed by an Appropriate Officer, stating in detail the facts requiring such adjustment, the impact of such adjustment on the price, number and kind of securities issuable upon exercise or conversion of the Warrants, the record date with respect to any such action, if applicable, and the approximate date on which such action is to take place. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action. Until such notices or statements are received by the Warrant Agent, the Warrant Agent may presume conclusively for all purposes that no such adjustment has occurred. The Company shall also cause a notice setting forth the same information as set forth above to be sent by mail, first class, postage prepaid, to each registered Holder at its address appearing on the Warrant Register. The Company shall, within five (5) days following the event requiring any such adjustment, deliver to the Warrant Agent a certificate, signed by an Appropriate Officer, which (a) sets forth in reasonable detail (i) the event requiring such adjustment and (ii) the method by which such adjustment was calculated and (b) specifies any adjustments to the Warrants in effect following such event. The Warrant Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

(j) No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of Warrant Shares issuable upon exercise or conversion, Warrants theretofore or thereafter issued may continue to express the same prices and number of Warrant Shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and the number of Warrant Shares issuable upon exercise or conversion specified thereon shall be deemed to have been so adjusted.

(k) Treasury Shares. Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for the purposes of any computation under this Section 6.

(l) Exclusion of Certain Adjustments. No adjustment need be made for a change in the par value of the shares of Common Stock, provided, that the Exercise Price shall remain at least equal to the par value of the shares of Common Stock. All calculations under this Section 6 shall be made to the nearest one one-thousandth (1/1,000) of a share.

(m) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 6, the Company shall promptly take (and shall be permitted by the Holders to take) any action which may be necessary, including obtaining any stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Warrant Shares that a Holder is entitled to receive upon exercise of a Warrant pursuant to this Section 6.

SECTION 7. Cancellation of Warrants. The Warrant Agent shall cancel all Warrant Certificates surrendered for exercise, conversion, exchange, substitution or transfer in whole or in part. Such cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent upon written instructions from the Company reasonably satisfactory to the Warrant Agent and such Direct Registration Warrants shall be canceled by appropriate notation on the Warrant Register.

SECTION 8. Mutilated or Missing Warrant Certificates. Upon receipt by the Company and the Warrant Agent from any Holder of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of such Holder’s Warrant Certificate and a surety bond or indemnity reasonably satisfactory to them and holding the Warrant Agent and Company harmless, and in case of mutilation upon surrender and cancellation thereof, and absent notice to Warrant Agent that such Warrant Certificates have been acquired by a bona fide purchaser, the Company will execute and the Warrant Agent will countersign and deliver in lieu thereof a new Warrant Certificate of like tenor and representing an equal number of Warrants to such Holder; provided, that in the case of mutilation, no bond or indemnity shall be required if such Warrant Certificate in identifiable form is surrendered to the Company or the Warrant Agent for cancellation. Upon the issuance of any new Warrant Certificate under this Section 8, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 8 in lieu of any lost, stolen, destroyed or mutilated Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Section 8 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of lost, stolen, destroyed or mutilated Warrant Certificates.

SECTION 9. Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for issuance and delivery upon exercise or conversion of Warrants, the full number of Warrant Shares from time to time issuable upon the exercise or conversion of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All Warrant Shares shall be duly authorized and, when issued upon such exercise or conversion of the Warrants, shall be duly and validly issued, and (if applicable) fully paid and nonassessable, free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company and issued without violation (i) of any preemptive or similar rights of any stockholder of the Company and (ii) by the Company of any Applicable Law or governmental regulation.

SECTION 10. Legends. The Warrants are issued in reliance upon the exemption from the registration requirements of Section 5 of the Securities Act provided by section 1145 of the Bankruptcy Code for so long as the Securityholders Agreement remains in effect, Warrant Certificates shall be stamped or otherwise imprinted with a legend, and the Warrant Statements shall include a restrictive notation with respect to such Warrants, in substantially the following form:

“THE WARRANTS REPRESENTED BY THIS CERTIFICATE (AND THE SHARES ISSUABLE PURSUANT THERETO) ARE SUBJECT TO A SECURITYHOLDERS AGREEMENT AMONG HORNBECK OFFSHORE SERVICES, INC. AND THE HOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE CORPORATE SECRETARY OF HORNBECK OFFSHORE SERVICES, INC. THE SECURITYHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE TRANSFER OF THE WARRANTS AND THE SHARES ISSUABLE PURSUANT THERETO, INCLUDING RESTRICTIONS ON TRANSFER TO AND OWNERSHIP BY PERSONS WHO ARE NOT U.S. CITIZENS AS DEFINED IN 46 U.S.C. SECTION 50501 QUALIFIED TO OWN AND OPERATE VESSELS ENGAGED IN THE UNITED STATES COASTWISE TRADE, AS IN EFFECT ON THE DATE IN QUESTION, OR ANY SUCCESSOR STATUTE OR REGULATION, AS INTERPRETED BY THE U.S. COAST GUARD IN APPLICABLE PRECEDENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE (OR THE SHARES ISSUABLE PURSUANT THERETO) MAY, DIRECTLY OR INDIRECTLY, BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SECURITYHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SECURITYHOLDERS AGREEMENT.”

Any legend or restrictive notation referenced in this Section 10 shall be removed from the Warrant Certificates or Warrant Statements at any time after the restrictions described in such legend or restrictive notation cease to be applicable; provided that the Company may request from any Holder opinions, certificates or other evidence that such restrictions have ceased to be applicable before removing such legend or restrictive notation.

SECTION 11. Notification of Certain Events; Corporate Action.

(a) In the event of:

(i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class, any other securities or any property, or to receive any other right or interest of any kind, or any other event referred to in Sections 6(a) through (g); or

(ii) (A) any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a subdivision or combination), (B) the consolidation or merger of the Company with or into any other Person (other than a consolidation or merger in which the Company is the continuing Person and which does not result in any change in the shares of Common Stock), (C) the sale or transfer of the properties and assets of the Company as, or substantially as, an entirety to another Person, or (D) a tender or exchange offer for Common Stock; or

(iii) the voluntary or involuntary dissolution, liquidation, or winding up of the Company;

the Company shall cause to be filed with the Warrant Agent and delivered to each Holder a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of any such dividend, distribution or right, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or right are to be determined, and the amount and character of such dividend, distribution or right, or (y) the date or expected date on which any such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up. Such notice shall be delivered not less than ten (10) calendar days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and not less than twenty (20) calendar days prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence.

(b) Failure to give the notice contemplated by Section 11(a) hereof within the time provided or any defect therein shall not affect the legality or validity of any such action.

(c) The Company agrees that, for so long as any Warrants are outstanding, it shall not increase the par value of the Common Stock or amend or modify its Charter or by-laws in a manner that would prevent the Company from issuing the Warrant Shares issuable upon exercise of the Warrants. The Company shall not, and shall not permit or cause any of its subsidiaries to, take any action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, including through any amendment of its Charter and by-laws (and any equivalent organizational documents of its subsidiaries) or any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities.

SECTION 12. Warrant Agent. The Warrant Agent undertakes the duties and obligations expressly imposed by this Agreement upon the terms and conditions set forth in this Section 12.

(a) Limitation on Liability. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Warrant Shares or other property delivered or deliverable upon exercise or conversion of any Warrant, or as to the purchase price of such Warrant Shares or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized unless such action or omission was taken or omitted to be taken in bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), (ii) be responsible for determining (x) compliance by any Person with the provisions set forth in Section 5(m) or (y) whether any facts exist that may require any adjustment of the number of Warrant Shares, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Warrant Shares or property upon the surrender of any Warrant for the purpose of exercise or conversion or to comply with any other of the Company’s covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any action taken, suffered or omitted to be taken in connection with this Agreement, except for its own bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for which the Warrant Agent shall be liable. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary stated herein, any liability of the Warrant Agent under this Agreement shall be limited to the lesser of (i) amount of fees, but not including reimbursable expenses, paid by the Company to the Warrant Agent during the twelve (12) months immediately preceding the event for which recovery from the Warrant Agent is being sought, and (ii) $50,000.

(b) Instructions. The Warrant Agent is hereby authorized to accept advice or instructions with respect to the performance of its duties hereunder from an Appropriate Officer and to apply to any such officer for advice or instructions. The Warrant Agent shall be fully protected and authorized in relying upon the most recent advice or instructions received by any such officer. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice or instructions of any such officer.

(c) Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct, provided that the Warrant Agent acts without gross negligence, willful misconduct or bad faith (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider necessary in the performance of its duties hereunder. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

(d) Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

(e) Agent Only. The Warrant Agent shall act solely as agent for the Company in accordance with the terms and conditions hereof and does not assume any obligation or relationship of agency or trust with any Holders. The Warrant Agent shall not be liable except for the performance of such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

(f) Right to Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by the Warrant Agent in the absence of bad faith in accordance with the opinion or advice of such counsel.

(g) Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and to reimburse the Warrant Agent for its reasonable expenses incurred by the Warrant Agent hereunder (including reasonable counsel fees and expenses) in connection with the acceptance, negotiation, preparation, delivery, administration, execution, modification, waiver, delivery, enforcement or amendment of the Agreement and the exercise and performance of its duties hereunder.

(h) Accounting and Payment. The Warrant Agent shall account to the Company with respect to Warrants exercised or converted and pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of Warrant Shares through the exercise of Warrants pursuant to the procedures set forth in Section 5(f)(v). The Warrant Agent shall advise the Company by electronic transmission at the end of each day the number of Warrant Exercise Notices received, and, if known, the identity of the Holder(s) of the Warrant(s) exercised or converted.

(i) No Conflict. Subject to Applicable Law, the Warrant Agent and any stockholder, affiliate, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities (including, for the avoidance of doubt, bonds, notes and warrants) of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Subject to Applicable Law, nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person including, without limitation, acting as trustee under an indenture.

(j) Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising prior to resignation as a result of the Warrant Agent’s bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction)) after giving thirty (30) calendar days’ prior written notice to the Company. In the event the transfer agency relationship in effect between the Company and Warrant Agent terminates, the Warrant Agent shall be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination. The Company may remove the Warrant Agent upon thirty (30) calendar days’ written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as have been caused by the Warrant Agent’s bad faith, gross negligence or willful misconduct (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) prior to its removal. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company, at the Company’s expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a Person, formed under the laws of the United States or of any state thereof and authorized under such laws to conduct a shareholder services business, be subject to supervision and examination by a federal or state authority, and have a combined capital and surplus of not less than $50,000,000 as set forth in its most recent published annual report of condition; or in the case of such capital and surplus requirement, a controlled affiliate of such a Person meeting such capital and surplus requirement. After acceptance in writing of such appointment by the new Warrant Agent, such successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities under this Agreement as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall send notice thereof to the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered Holder at such Holder’s last address as shown on the register of the Company. Failure to give any notice provided for in this Section 12(j), or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

(k) Merger, Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all of the agency business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 12(j). If at the time such successor to the Warrant Agent shall succeed under this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

(l) Indemnity. The Company agrees to indemnify the Warrant Agent, and to hold it harmless against, any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including reasonable counsel fees and expenses) incurred without the bad faith, gross negligence or willful misconduct on the part of the Warrant Agent (which bad faith, gross negligence or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Warrant Agent in connection with the preparation, delivery, acceptance, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The Warrant Agent shall not be obligated to expend or risk its own funds to take any action which it believes would expose it to expense or liability or to a risk of incurring expense of liability, unless it has been furnished with assurance of repayment or indemnity reasonably satisfactory to it.

(m) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible or have any duty to make any calculation or adjustment, or to determine when any calculation or adjustment required under the provisions hereof should be made, how it should be made or what it should be, or have any responsibility or liability for the manner, method or amount of any such calculation or adjustment or the ascertaining of the existence of facts that would require any such calculation or adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant to be issued pursuant to this Agreement or as to whether any Warrant Shares will, when issued, be valid and (if applicable) fully paid and nonassessable.

(n) No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

(o) No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issuance and sale, or exercise or conversion, of the Warrants or Warrant Shares. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in any Warrant Certificate or in the case of the receipt of any written demand from a Holder with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, to make any demand upon the Company.

(p) Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, pandemics, epidemics, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(q) Bank Accounts. All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of services (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends or earnings to the Company, any Holder or any other party.

(r) Notice. The Warrant Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder unless the Warrant Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Warrant Agent must, in order to be effective, be received by the Warrant Agent as specified in Section 15, and in the absence of such notice so delivered, the Warrant Agent may conclusively assume no such event or condition exists.

(s) Signature Guarantee. The Warrant Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any Signature Guarantee or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, such Signature Guarantee; or (ii) related applicable law, act, regulation or any interpretation of the same.

(t) Survival. The provisions under this Section 12 shall survive the expiration of the Warrants, and the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

SECTION 13. Severability. In the event that any one or more of the provisions contained herein or in the Warrants, or the application thereof in any circumstances, is held invalid, illegal or unenforceable (including as a result of applicable statutes and the related regulations issued by the U.S. Coast Guard or the Maritime Administration), the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby; provided, that if any such excluded term, provision, covenant or restriction shall materially adversely affect the rights, immunities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately. Furthermore, subject to the preceding sentence, in lieu of any such invalid, illegal or unenforceable provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid, illegal or unenforceable provision as may be possible and be valid and enforceable which a reasonable person in the position of the Company, acting in good faith, would make, always keeping in mind the intent and purposes of this Agreement and the Warrants issued pursuant thereto by the Persons party hereto as of the date hereof.

SECTION 14. Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrants, no Holder thereof, as such, shall be entitled hereunder to any rights of a stockholder of the Company whether by the issuance of this Warrant, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or, to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter and a Warrant shall not constitute a right to receive dividends or give rise to a fiduciary obligation on the part of the Company to pay dividends.

SECTION 15. Notices to Company and Warrant Agent. All notices, requests or demands authorized by this Agreement to be given or made by the Warrant Agent or by any registered Holder of any Warrant to or on the Company to be effective shall be in writing (including by e- mail), and shall be deemed to have been duly given or made when delivered by hand or e-mail, or one (1) Business Day if sent by overnight courier service (with next day delivery specified), or two (2) Business Days after being delivered to a recognized courier (whose stated terms of delivery are two (2) Business Days or less to the destination such notice), or five (5) Business Days after being deposited in the mail, or, in the case of email notice, when received, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

Hornbeck Offshore Services, Inc.
103 Northpark Blvd., Suite 300
Covington, LA 70433
Attention:	James O. Harp, Jr., Executive Vice President and Chief Financial Officer
Samuel A. Giberga, Executive Vice President, General Counsel and Chief Compliance Officer
Email:	james.harp@hornbeckoffshore.com
samuel.giberga @hornbeckoffshore.com

Any notice pursuant to this Agreement to be given by the Company or by any registered Holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by overnight courier service or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Computershare, Inc.

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attention: Client Services

Unless the Warrant is represented by a Global Warrant Certificate, any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Warrant Register and shall be sufficiently given if so mailed within the time prescribed. Any notice to the owners of a beneficial interest in a Warrant represented by a Global Warrant Certificate shall be distributed through the Depository in accordance with the procedures of the Depository. Communications to such Holder shall be deemed to be effective at the time of dispatch to the Depository. Failure to provide a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

SECTION 16. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement, amend, waive or otherwise modify this Agreement (a) without the approval of any Holders to implement any changes required in order for the Company to comply with the limitations imposed by the Jones Act or other applicable law on ownership and control of the Common Stock of the Company by Non-U.S. Citizens (provided that to the extent the Company makes any changes pursuant to this clause (a), the Company shall make only such changes which a reasonable person in the position of the Company, acting in good faith, would determine are necessary in order to implement such written requirements, always keeping in mind the intent and purposes of this Agreement and the Warrants issued pursuant thereto by the Persons party hereto as of the date hereof), or (b) with the prior written consent of (i) Holders that hold

Warrants representing at least seventy-five percent (75%) of the outstanding Warrants, which must include each of Ares and Whitebox, but only for so long as such Person (together with its respective Affiliates that hold Warrants) holds at least fifty percent (50%) of the Warrants issued to such Person (together with its respective Affiliates) on the date hereof, and (ii) if any such amendment or supplement is disproportionately and materially adverse to any Holder(s) (each, an “Affected Holder”), Affected Holders that hold Warrants representing a majority of the outstanding Warrants held by the Affected Holders; provided, that the Warrant Agent shall not be required to execute any amendment, supplement, waiver or other modification to this Agreement that the Warrant Agent has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. As a condition precedent to the Warrant Agent’s execution of any amendment, supplement, waiver or other modification to this Agreement, the Company shall deliver to the Warrant Agent a certificate from an Appropriate Officer that states that the proposed amendment, supplement, waiver or other modification is in compliance with the terms of this Section 16. No supplement, modification, amendment or waiver to this Agreement shall be effective unless duly executed by the Warrant Agent. Upon execution and delivery of any supplement, amendment, waiver or other modification pursuant to this Section 16, such amendment, supplement, waiver or other modification shall be considered a part of this Agreement for all purposes and every Holder of a Warrant Certificate theretofore or thereafter countersigned and delivered hereunder shall be bound thereby.

SECTION 17. Termination. This Agreement shall terminate on the Expiration Date or, if later, upon settlement of all Warrants (i) validly exercised or converted prior to the Expiration Date and, (ii) if exercised or converted pursuant to Section 5(c)(i) hereof, for which the Exercise Price was timely paid. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised, converted, or cancelled; provided, however, that the provisions of Sections 12, 13, 14, 15, 16, 17, 18, 19, 20 and 23 shall survive such termination.

SECTION 18. Governing Law and Consent to Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed within the State of Delaware. Each of the Company and the Warrant Agent hereby irrevocably submits to the jurisdiction of the Delaware Chancery Court; provided that if such court does not have jurisdiction, then the United States District Court for the District of Delaware, with respect to any suit, action or proceeding arising out of or relating to this Agreement, and each irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of any Person to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

SECTION 19. Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 19 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the registered Holders and beneficial owners (who are express third party beneficiaries of this Agreement) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders and beneficial owners.

SECTION 21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 22. Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

SECTION 23. Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services of the Warrant Agent shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by applicable law, rule or regulation, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions). Each party may disclose relevant aspects of the other party’s confidential information to its officers, affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law; provided that such disclosing party shall (a) direct such officers, affiliates, agents, subcontractors and employees to treat such information confidentially and (b) be responsible for any breach of this Section 23 by such officers, affiliates, agents, subcontractors and employees who receive such information.

SECTION 24. Representations. Each party hereto (other than the Warrant Agent) represents and warrants that such party has been duly organized and is validly existing under the laws of the jurisdiction of its incorporation, and that this Agreement has been duly authorized, executed and delivered by such party and is enforceable against such party in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally.

SECTION 25. Entire Agreement. This Agreement, the Warrants and the Securityholders Agreement and any other agreements referenced herein or therein constitute the entire agreement with respect to the subject matter of this Agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 26. No Suspension. The right to exercise any Warrants shall not be suspended during any period.

SECTION 27. Withholding; Adjustments Relating to Withholding.

(a) Withholding. Notwithstanding any provision in this Agreement to the contrary, and subject to Section 26(b), the Company is authorized to take any actions that may be necessary to comply with all applicable tax withholding and reporting requirements imposed by any governmental authority, including in connection with all distributions, deemed distributions or other situations requiring withholding under applicable law, which may include (i) applying a portion of any cash distribution to be made under the Warrants to pay applicable withholding taxes, (ii) liquidating a portion of any non-cash distribution to be made under the Warrants to generate sufficient funds to pay applicable withholding taxes and (iii) requiring reimbursement from any Holder to the extent any withholding is required in the absence of any distribution. The Company is authorized to require Holders to submit appropriate tax and withholding certifications (such as IRS Forms W-9 and the appropriate IRS Forms W-8, as applicable) that are necessary to enable compliance with this Section 27.

(b) Adjustments Related to Withholding. Notwithstanding any adjustments provided for in this Agreement, the number of Warrant Shares issuable on exchange and/or exercise of any Warrant shall be decreased in the event any withholding or deduction with respect to taxes would be required under applicable law in connection with any adjustment described under Section 6 with respect to such Warrant; provided, that the holder of such Warrant shall be entitled to fund any such withholding tax in cash in lieu of such adjustment being made. The dollar value of any such decrease in the number of Warrant Shares issuable on exchange and/or exercise of such Warrant (based on the distribution to which the adjustment under Section 6 related) or the cash paid by the holder of such Warrant to fund the withholding tax, as applicable shall be remitted in cash to the appropriate taxing authority or authorities in accordance with applicable law.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

Hornbeck Offshore Services, Inc.

By:	/s/ James O. Harp, Jr.
Name:	James O. Harp, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Creditor Warrant Agreement]

Computershare, Inc. and
Computershare Trust Company, N.A. collectively, as Warrant Agent

By:	/s/ Collin Ekeogu
Name:	Collin Ekeogu
Title:	Manager, Corporate Actions

[Signature Page to Creditor Warrant Agreement]

EXHIBIT A

WARRANT ALLOCATION SCHEDULE

A-1

EXHIBIT B-1

FORM OF FACE OF GLOBAL CREDITOR WARRANT CERTIFICATE

This Global Warrant Certificate is deposited with or on behalf of The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 4(f) of the Warrant Agreement and (ii) this Global Warrant Certificate may be transferred pursuant to Section 4(e) of the Warrant Agreement and as set forth below.

UNLESS THIS GLOBAL WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. OR SUCH OTHER ENTITY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED IN THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.

NO AFFILIATE OF HORNBECK OFFSHORE SERVICES, INC. THAT OWNS THIS SECURITY (OR ANY INTEREST HEREIN) MAY SELL THIS SECURITY (OR ANY INTEREST HEREIN) IF UPON SUCH RESALE THIS SECURITY (OR SUCH INTEREST) WOULD CONSTITUTE A “RESTRICTED SECURITY” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

No registration or transfer of the securities issuable pursuant to the exercise or conversion of the Warrant will be recorded on the books of the Company until such provisions have been complied with.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

B-1-1

CUSIP No. [•]

ISIN No. [•]

Initially [•] WARRANTS TO PURCHASE

WARRANT SHARES

HORNBECK OFFSHORE SERVICES, INC.

GLOBAL WARRANT TO PURCHASE WARRANT SHARES

VOID AFTER 5:00 P.M., New York City Time, September 4, 2027

This Global Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of warrants (the “Warrants”) of Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), to purchase (i) the number of shares of Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined in accordance with the Warrant Agreement, set forth above. The Warrants expire at 5:00 p.m., New York City time, on the date that is the seventh (7th) anniversary of the Effective Date (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company (i) one fully paid and non-assessable share of Common Stock or (ii) a number of Warrants (as defined in the Jones Act Warrant Agreement) exercisable or convertible into one share of Common Stock, as determined in accordance with the Warrant Agreement, at the exercise price per share (the “Exercise Price”), payable, unless the holder has elected a Cashless Conversion, to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $27.83 (subject to adjustment as provided in the Warrant Agreement).

The Warrants are subject to exercise and conversion, in whole or in part, as and to the extent provided in the Warrant Agreement.

The number of Warrant Shares purchasable upon exercise or conversion of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

No Warrant may be exercised or converted prior to the date of the Warrant Agreement or after the Expiration Date.

B-1-2

Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter (provided that, for the avoidance of doubt, nothing herein shall limit the rights of the Holders under the Charter, the Securityholders Agreement or any other agreement).

Jones Act Limitations on Warrant Exercise. The issuance of Warrant Shares upon exercise or conversion of Warrants is subject to the limitations on ownership and control of the Common Stock by Non-U.S. Citizens set forth in the Warrant Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

[signature page follows]

B-1-3

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated: ___________________, 2020

Hornbeck Offshore Services, Inc.

By:
Name:
Title:

By:
Name:
Title:

Computershare, Inc. and

Computershare Trust Company, N.A. collectively, as Warrant Agent

By:
Name:
Title:

B-1-4

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE

HORNBECK OFFSHORE SERVICES, INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase Warrant Shares issued pursuant to that certain Creditor Warrant Agreement, dated as of September 4, 2020 (the “Warrant Agreement”), duly executed and delivered by the Company and Computershare, Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A. (collectively, the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office designated for such purpose and is available upon written request addressed to the Company. All capitalized terms used in this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised or converted to purchase Warrant Shares from the Company from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants as set forth in the Warrant Agreement. The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Holder, as and to the extent provided in the Warrant Agreement.

In the event that upon any exercise or conversion of the Warrants evidenced hereby the number of Warrant Shares actually purchased shall be less than the total number of Warrant Shares purchasable upon exercise or conversion of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the Warrant Shares not so purchased or appropriate adjustment shall be made in the “Schedule of Increases or Decreases in Global Warrant Certificate” annexed hereto. After 5:00 p.m., New York City time on the Expiration Date, unexercised or unconverted Warrants shall become wholly void and of no value.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depository, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of Warrant Shares.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise or conversion hereof and for all other purposes.

B-1-5

[Balance of page intentionally remains blank]

B-1-6

[TO BE ATTACHED TO GLOBAL WARRANT CERTIFICATE FOR THE WARRANTS]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANT CERTIFICATE

The following increases or decreases in this Global Warrant Certificate have been made:

Date	Amount of decrease in the number of Warrants represented by this Global Warrant Certificate	Amount of increase in number of Warrants represented by this Global Warrant Certificate	Number of Warrants represented by this Global Warrant Certificate following such decrease or increase	Signature of authorized officer of the Warrant Agent

B-1-7

FORM OF ELECTION TO EXERCISE WARRANT FOR

WARRANT HOLDERS HOLDING WARRANTS

THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT

IN THE DEPOSITORY TRUST COMPANY

HORNBECK OFFSHORE SERVICES, INC.

________ Warrants to Purchase ________ Warrant Shares

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase (i) shares of Common Stock of Hornbeck Offshore Services, Inc. (the “Company”) or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined in accordance with the Warrant Agreement, held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to exercise ______ Warrants for the purchase of _____ newly issued Warrant Shares at the Exercise Price of $27.83 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_______by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects a Cashless Conversion.

If the undersigned will be receiving the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

B-1-8

☐ Please check if such designee is a Non-U.S. Citizen.

The undersigned requests that the Warrant Shares purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the Warrant Shares are evidenced by global securities, the Warrant Shares shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND ELECTRONIC MAILING ADDRESS WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

                                                                                                  (PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH THE WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”.

WARRANT HOLDER EXERCISING THE WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

B-1-9

(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH WARRANT SHARES ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

FILL IN FOR DELIVERY OF THE WARRANT SHARES IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF

APPLICABLE):

NUMBER WARRANTS BEING EXERCISED:

NUMBER OF WARRANT SHARES FOR WHICH THE WARRANTS ARE BEING EXERCISED:

Signature:

Name:

Capacity in which signing:

Signature Guaranteed

BY:

B-1-10

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-1-11

EXHIBIT B-2

FORM OF FACE OF INDIVIDUAL WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., New York City Time, September 4, 2027

“THE SHARES OF COMMON STOCK OF THE COMPANY (THE “SHARES’) WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT ARE SUBJECT TO A SECURITYHOLDERS AGREEMENT AMONG HORNBECK OFFSHORE SERVICES, INC. AND THE HOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE CORPORATE SECRETARY OF HORNBECK OFFSHORE SERVICES, INC. THE SECURITYHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE TRANSFER OF THE WARRANTS AND THE SHARES ISSUABLE PURSUANT THERETO, INCLUDING RESTRICTIONS ON TRANSFER TO AND OWNERSHIP BY PERSONS WHO ARE NOT U.S. CITIZENS AS DEFINED IN 46 U.S.C. SECTION 50501 QUALIFIED TO OWN AND OPERATE VESSELS ENGAGED IN THE UNITED STATES COASTWISE TRADE, AS IN EFFECT ON THE DATE IN QUESTION, OR ANY SUCCESSOR STATUTE OR REGULATION, AS INTERPRETED BY THE U.S. COAST GUARD IN APPLICABLE PRECEDENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE (OR THE SHARES ISSUABLE PURSUANT THERETO) MAY, DIRECTLY OR INDIRECTLY, BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SECURITYHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SECURITYHOLDERS AGREEMENT.”

B-2-1

[•]

WARRANTS TO PURCHASE

WARRANT SHARES

HORNBECK OFFSHORE SERVICES, INC.

INDIVIDUAL WARRANT TO PURCHASE WARRANT SHARES

VOID AFTER 5:00 P.M., New York City Time, September 4, 2027

This Individual Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of warrants (the “Warrants”) of Hornbeck Offshore Services, Inc., a Delaware corporation (the “Company”), to purchase (i) the number of shares of Common Stock, par value $0.00001 per share (the “Common Stock”), of the Company or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined in accordance with the Warrant Agreement, set forth above. The Warrants expire at 5:00 p.m., New York City time, on the date that is the seventh (7th) anniversary of the Effective Date (such date, the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company (i) one fully paid and non-assessable share of Common Stock or (ii) a number of Warrants (as defined in the Jones Act Warrant Agreement) exercisable or convertible into one share of Common Stock, as determined in accordance with the Warrant Agreement, at the exercise price per share (the “Exercise Price”), payable, unless the holder has elected a Cashless Conversion, to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be $27.83 (subject to adjustment as provided in the Warrant Agreement).

The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Company, as and to the extent provided in the Warrant Agreement.

The number of Warrant Shares purchasable upon exercise or conversion of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.

No Warrant may be exercised or converted prior to the date of the Warrant Agreement or after the Expiration Date.

B-2-2

Holder Not Deemed a Stockholder. Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter (provided that, for the avoidance of doubt, nothing herein shall limit the rights of the Holders under the Charter, the Securityholders Agreement or any other agreement).

Jones Act Limitations on Warrant Exercise. The right to exercise or convert Warrants is subject to the limitations on ownership and control of the Common Stock by Non-U.S. Citizens set forth in the Warrant Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

[signature page follows]

B-2-3

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated: __________________, 2020

Hornbeck Offshore Services, Inc.

By:
Name:
Title:

By:
Name:
Title:

Computershare, Inc. and

Computershare Trust Company, N.A. collectively, as Warrant Agent

By:
Name:
Title:

B-2-4

FORM OF REVERSE OF INDIVIDUAL WARRANT CERTIFICATE

HORNBECK OFFSHORE SERVICES, INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase Warrant Shares issued pursuant to that certain Creditor Warrant Agreement, dated as of September 4, 2020 (the “Warrant Agreement”), duly executed and delivered by the Company and Computershare, Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A. (collectively, the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office designated for such purpose and is available upon written request addressed to the Company. All capitalized terms used in this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised or converted to purchase Warrant Shares from the Company from the date of the Warrant Agreement through 5:00 p.m., New York City time, on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants as set forth in the Warrant Agreement.

The Warrants are also subject to conversion, in whole or in part, at the sole discretion of the Holder, as and to the extent provided in the Warrant Agreement.

In the event that upon any exercise or conversion of the Warrants evidenced hereby the number of Warrant Shares actually purchased shall be less than the total number of Warrant Shares purchasable upon exercise or conversion of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the Warrant Shares not so purchased. After 5:00 p.m., New York City time on the Expiration Date, unexercised or unconverted Warrants shall become wholly void and of no value.

Warrant Certificates, when surrendered to the Company, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants to purchase in the aggregate a like number of Warrant Shares.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise or conversion hereof and for all other purposes.

B-2-5

[Balance of page intentionally remains blank]

B-2-6

FORM OF ELECTION TO EXERCISE WARRANT FOR

WARRANT HOLDERS HOLDING INDIVIDUAL WARRANT CERTIFICATES

TO BE COMPLETED BY REGISTERED HOLDER

HORNBECK OFFSHORE SERVICES, INC.

________ Warrants to Purchase ________ Warrant Shares

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase (i) shares of Common Stock of Hornbeck Offshore Services, Inc. (the “Company”) or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined in accordance with the Warrant Agreement, to purchase newly issued Warrant Shares at the Exercise Price of $27.83 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $______________ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects a Cashless Conversion.

If the undersigned will be receiving the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

B-2-7

The undersigned requests that the Warrant Shares purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the Warrant Shares are evidenced by global securities, the Warrant Shares shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS, PHONE NUMBER AND ELECTRONIC MAILING ADDRESS WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF REGISTERED HOLDER:

                     (PLEASE PRINT)

ADDRESS:

DELIVERY ADDRESS (IF DIFFERENT):

ACCOUNT TO WHICH THE WARRANT SHARES ARE TO BE CREDITED:

FILL IN FOR DELIVERY OF THE WARRANT SHARES IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER WARRANTS BEING EXERCISED:

B-2-8

NUMBER OF WARRANT SHARES FOR WHICH THE WARRANTS ARE BEING EXERCISED:

Signature:

Note: If the Warrant Shares are to be registered in a name other than that in which the Warrants represented by Individual Warrant Certificate(s) are registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-2-9

EXHIBIT B-3

FORM OF ELECTION TO EXERCISE WARRANT FOR

HOLDERS OF DIRECT REGISTRATION WARRANTS

TO BE COMPLETED BY REGISTERED HOLDER

HORNBECK OFFSHORE SERVICES, INC.

________ Warrants to Purchase ___________ Warrant Shares

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase (i) shares of Common Stock of Hornbeck Offshore Services, Inc. (the “Company”) or (ii) Warrants (as defined in the Jones Act Warrant Agreement), as determined in accordance with the Warrant Agreement, to purchase newly issued Warrant Shares at the Exercise Price of $27.83 per share (as such Exercise Price may be adjusted pursuant to the Warrant Agreement).

The undersigned represents, warrants and promises that it has the full power and authority to exercise or convert and deliver the Warrants exercised or converted hereby. Unless the undersigned is making an election to convert the Warrants as set forth below, the undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $____________ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects a Cashless Conversion.

If the undersigned will be receiving the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if the undersigned is a U.S. Citizen (additional information may be required by the Company to confirm that the undersigned is a U.S. Citizen)

☐ Please check if the undersigned is a Non-U.S. Citizen.

If the undersigned has designated another person (a “designee”) to receive the Warrant Shares issuable upon exercise or conversion of Warrants:

☐ Please check if such designee is a U.S. Citizen (additional information may be required by the Company to confirm that such designee is a U.S. Citizen)

☐ Please check if such designee is a Non-U.S. Citizen.

B-3-1

The undersigned requests that the Warrant Shares purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the Warrant Shares are evidenced by global securities, the Warrant Shares shall be registered in the name of the Depository or its nominee.

Dated:

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS, PHONE NUMBER AND ELECTRONIC MAILING ADDRESS WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF REGISTERED HOLDER:

                                                                                    (PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH THE WARRANTS ARE BEING DELIVERED:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING THE WARRANTS:

ACCOUNT TO WHICH THE WARRANT SHARES ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

B-3-2

FILL IN FOR DELIVERY OF THE WARRANT SHARES IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:

    (PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

E-MAIL:

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF

APPLICABLE):

NUMBER WARRANTS BEING EXERCISED:

NUMBER OF WARRANT SHARES FOR WHICH THE WARRANTS ARE BEING EXERCISED:

Signature:

Name:

Capacity in which signing:

Signature Guaranteed

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

B-3-3

EXHIBIT C

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER

IF SUCH HOLDER DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

Warrants to purchase _________ Warrant Shares held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

C-1

EXHIBIT D

WARRANT SUMMARY

NUMBER OF WARRANTS: Initially, 1,642,593 Warrants, subject to adjustment as described in the Creditor Warrant Agreement dated as of September 4, 2020 between Hornbeck Offshore Services, Inc. (the “Company”) and Computershare, Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A. (collectively, the “Warrant Agent”) (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable or convertible for (i) one share of Common Stock or (ii) a number of Warrants (as defined in the Jones Act Warrant Agreement) exercisable or convertible into one share of Common Stock, as determined in accordance with the Warrant Agreement. This summary is not complete and reference is made to the Warrant Agreement for the terms of the Warrants. In the event of any conflict, the terms of the Warrant Agreement shall control.

EXERCISE PRICE: $27.83 per Warrant Share (subject to adjustment as provided in the Warrant Agreement).

HOLDER NOT DEEMED A STOCKHOLDER: Prior to the exercise or conversion of any Warrant, no holder thereof, as such, shall be entitled to any rights of a stockholder of the Company.

JONES ACT AND U.S. MARITIME LAWS LIMITATIONS ON EXERCISE OR CONVERSION: The right to exercise or convert Warrants is subject to the limitations on ownership and control of the Common Stock by Non-U.S. Citizens set forth in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Settlement: If full physical settlement is elected, the Company shall deliver, against payment of the Exercise Price, a number of Warrant Shares equal to the number of Warrants exercised or converted, as such number may be adjusted pursuant to the terms of the Warrant Agreement.

Cashless Conversion: If Cashless Conversion is elected, the Company will withhold from issuance a number of Warrant Shares as provided in the Warrant Agreement.

DATES OF EXERCISE OR CONVERSION: At any time, and from time to time, prior to the close of business on the Expiration Date.

EXPIRATION DATE: The seventh (7th) anniversary of the Effective Date.

D-1